UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 20, 2022

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

Florida	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 92101

(Address of Principal Executive Offices) (Zip Code)

(619) 301-4200

Registrant’s telephone number, including area code

__________________________________________________

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 20, 2022, TPT Strategic, Inc. (“TPT Strategic”), a majority owned subsidiary of TPT Global Tech, Inc., completed the Acquisition and Purchase Agreement (“Agreement”) with Information Security and Training, LLC (“IST”), an Alabama corporation. Since 2008, IST has been a general construction and information technology services company based in Huntsville, Alabama. IST has a full-time government procurement team that dedicates resources to source State and Federal contracts such as 5G Telecommunication, IT, Data, Satellite Technology, Medical Technology, Media, Defense Systems, Cyber Security and infrastructure building.

The Agreement for the acquisition includes the assumption of all IST assets and certain liabilities which approximate $1.2M and $1.3M, respectively, as of December 31, 2021. The sole IST interest holder, Everett Lanier, will receive 500,000 Restricted Preferred Series B Shares of TPT Strategic, Inc. that will convert to a 10% ownership of TPT Strategic under certain conditions. Everett Lanier will remain as the President of IST and will become a Board Member of TPT Strategic.

With the acquisition of IST, TPT Strategic has been restructured as the new real estate construction technology and Smart City Development division of TPT Global Tech, Inc.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On October 19, 2022, the Company issued a press release entitled “TPT Global Tech Closes Merger Acquisition Between its Subsidiary TPT Strategic and IST LLC a Construction Company with $5.4 Million in Backlogged Revenue.” A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
2.1	Acquisition and Purchase Agreement
2.2	First Addendum to Acquisition Agreement
99.1	Press Release dated October 19, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT GLOBAL TECH, INC.

By: /s/ Stephen J. Thomas III
Stephen J. Thomas III,
Title: Chief Executive Officer

Date: October 21, 2022

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